Exhibit 99.1

      Newmont Mining Reports Second Quarter Net Income of $90.8 Million
($0.22 Per Share) and Six Month Net Income of $208.1 Million ($0.52 Per Share)

    DENVER, July 31 /PRNewswire-FirstCall/ -- Newmont Mining Corporation
(the Company) (NYSE: NEM) today announced second quarter net income of $90.8 million ($0.22 per share), compared with net income of $67.1 million ($0.17 per share) for the second quarter of 2002. Newmont earned net income of $208.1 million ($0.52 per share) for the six months ended June 30, 2003, a significant increase from the $58.5 million ($0.17 per share) reported a year ago. Second quarter highlights included:

     * Equity gold sales(1) of 1.824 million ounces at total cash costs of $212 per ounce;(2)

     * Net cash provided by operating activities of $177.2 million, before settlement of derivative instruments of $88.2 million;

     * Committed ounces hedged reduced by a further 3.5 million ounces, substantially eliminating the Australian gold hedge books. The mark-to-market valuation at quarter end was negative $19 million; and

     *  Net debt to total capitalization ratio reduced to approximately 16%.

    Wayne W. Murdy, Chairman and Chief Executive Officer of Newmont, said:
"Our first half results reflect the strength of our worldwide operations as we generated approximately $346 million in cash from operating activities before the settlement of derivative instruments. In addition, our exploration team had another successful quarter, and we expect to increase reserves after depletion in 2003."

                                     Second Quarter         Six Months
                                    2003       2002      2003        2002

     Financial (in millions,
      except per share)
       Revenues                    $747.2    $643.7    $1,495.7    $1,139.1
       Net cash provided by
        operating activities        $89.0    $126.9      $224.9      $198.1
       Net income applicable
        to common shares            $90.8     $67.1      $208.1       $58.5
       Net income per
        common share, basic         $0.22     $0.17       $0.52       $0.17

     Operating
       Equity gold sales
        (000 ounces)(1)           1,823.9   1,863.2     3,604.4     3,328.0
       Average realized
        price ($/oz)                 $353      $314        $352        $304
       Total cash
        costs ($/oz)(2)              $212      $196        $207        $195
       Total production
        costs ($/oz)(2)              $277      $255        $269        $256

     1. Equity gold sales ounces are those attributable to Newmont's ownership or economic interest.

     2. For a reconciliation of total cash costs and total production costs per ounce (non-GAAP measures of performance) to costs applicable to sales calculated and presented under GAAP, please refer to the Supplemental Information attached.

    Financial & Operating Review

    Second quarter net income applicable to common shares was $90.8 million ($0.22 per share), compared with net income of $67.1 million ($0.17 per share) for the second quarter of 2002. For the first six months, net income applicable to common shares was $208.1 million ($0.52 per share), compared with net income of $58.5 million ($0.17 per share) for the second half of 2002.

    During the quarter, the Company sold 1,823,900 equity ounces, slightly lower than the 1,863,200 equity ounces sold a year ago. The reduction reflects the January 2003 sale of the Company's interest in the TVX Newmont Americas joint venture and the exchange of the Company's 45.7% interest in Echo Bay for an approximate 13.8% interest in Kinross Gold. The average realized gold price during the quarter was $353 per ounce, a 12% increase over the prior year period.

    During the first six months, the Company sold 3,604,400 equity ounces, 8% higher than the prior year period. The increase in ounces sold reflects the February 15, 2002 acquisition date of Franco-Nevada and Normandy Mining. The average realized gold price for the first six months was $352, a 16% increase over the prior year period.

    The following transactions impacted net income for the second quarter of 2003:

     -- a $11.7 million ($0.03 per share) non-cash, after-tax gain for the change in fair value of gold derivative instruments that do not qualify as "effective hedges" and are thus recognized in income;

     -- a net $63.9 million ($0.16 per share) non-cash, after-tax gain on the extinguishment of Newmont Yandal Operations Pty Ltd (Yandal) bonds;

     -- a net $53.6 million ($0.13 per share) non-cash, after-tax gain on the extinguishment of Yandal derivative liabilities on a consolidated basis;

     -- a $107.8 million ($0.27 per share) non-cash, after-tax equity loss and impairment of the Company's investment in Australian Magnesium Corporation (AMC); and

     -- other miscellaneous charges totaling $2.5 million ($0.01 per share).

    These transactions had the net effect of increasing net income for the second quarter of 2003 by $18.9 million.

    The following transactions impacted net income for the second quarter of 2002:

     -- a $47.3 million ($0.12 per share) after-tax gain on the sale of the Company's interest in Lihir Gold; and

     -- a $6.7 million ($0.02 per share) non-cash, after-tax loss for the change in fair value of gold derivative instruments that do not qualify as "effective hedges."

    These transactions had the net effect of increasing net income for the second quarter of 2002 by $40.6 million.

    The Company generated cash from operating activities of $177.2 million in the second quarter, before utilizing $88.2 million for settlement of derivatives related to the Australian hedge books. For the first half of 2003, cash from operating activities totaled $345.9 million, before utilizing $121.0 million for settlement of derivatives related to those hedge books.

     Operating Highlights - Second Quarter
         North America                Q2        Q2        YTD         YTD
                                     2003      2002       2003        2002

     Equity gold sales (000 ozs)    637.1     728.2     1,384.5     1,455.6
     Total cash costs ($/oz)(1)      $251      $231        $238        $231

     * At the North American operations, increased total cash costs were due to higher royalties, higher costs for energy-related consumables and diesel, and lower gold sales in Nevada and Canada.

     * The Nevada operations sold 535,300 ounces in the second quarter, an 11% decrease from the second quarter of 2002. Total cash costs at $254 per ounce were 5% higher than a year ago, primarily due to higher labor costs and royalties, lower than planned production from the Deep Post underground mine due to poor ground conditions, and maintenance at the Twin Creeks autoclave that was originally planned for the third quarter. Oxide mill production was lower than a year ago as Mill 5 was idled during the quarter, awaiting ore from the Gold Quarry South Layback (GQSL) project currently in development. Favorable recovery trends continue at the roaster.

     * Golden Giant in Canada sold 53,800 ounces in the second quarter, a 31% decrease over the second quarter of 2002. Total cash costs were 49% higher than a year ago at $248 per ounce due to a combination of a stronger Canadian dollar and a 26% decline in tons milled due to less flexible, more labor-intensive mining techniques as the mine matures.

     * Holloway in Canada sold 14,600 equity ounces in the second quarter, a 37% decrease over the second quarter of 2002 due to a 24% decline in ore grades due to stope sequencing. Total cash costs of $310 per ounce were 42% higher than a year ago. Increased cash costs were primarily due to the strengthening Canadian dollar, reduced throughput at Barrick's Holt-McDermott mill and lower sales.

     * La Herradura in Mexico sold 17,800 equity ounces in the second quarter, a 17% increase over the second quarter of 2002 due to the additional investment in mining equipment. Total cash costs at $201 per ounce were 12% more than a year ago.

     * Mesquite in California sold 15,600 ounces at total cash costs of $153 per ounce. An agreement to sell the Mesquite operations to Western Goldfields was entered into on July 3, 2003.

         South America                Q2        Q2          YTD        YTD
                                     2003      2002        2003        2002

     Equity gold sales (000 ozs)    392.6     311.8       779.5       620.5
     Total cash costs ($/oz)(1)      $127      $142        $129        $142

     * Yanacocha in Peru had an outstanding quarter. Productivity improvements achieved through Newmont's Gold Medal Performance program resulted in record quarterly production.

     * Yanacocha sold 343,700 equity ounces in the second quarter, a 40% increase over the second quarter of 2002. Total cash costs at $118 per ounce were 16% lower than a year ago as tons placed on the leach pads increased (+12%) along with the average grade placed on the leach pads (+19%).

     * Kori Kollo in Bolivia sold 48,900 equity ounces in the second quarter, a 26% decrease from the second quarter of 2002 due to the processing of lower grade (-25%) refractory ore, lower recoveries and reduced tonnage placed on the leach pads (-25%) as the mine approaches closure. Total cash costs at $188 per ounce were 29% higher than a year ago, driven largely by higher consumable use, mill maintenance costs and decreased ounces from lower ore grades.

         Australia                    Q2        Q2          YTD        YTD
                                     2003      2002        2003        2002

     Equity gold sales (000 ozs)    530.6     457.6       938.4       696.3
     Total cash costs ($/oz)(1)      $242      $196        $239        $186

     * The Australian operations continue to experience significant cost pressures from a combination of a stronger Australian dollar, which averaged $0.64 during the second quarter, and higher fuel costs. Significant progress was made during the quarter at Yandal in regard to the buy-back of third-party gold hedge and bond obligations.
        The Company recorded an impairment of its non-core investment in AMC due to ongoing issues related to the financing and viability of the Stanwell Magnesium Project. The Company inherited the investment in AMC, along with related contractual obligations, when it acquired Normandy Mining in February 2002.

     * Kalgoorlie sold 104,200 equity ounces (+22%) at total cash costs of $272 per ounce (+24%). Higher average ore grades (+30%) and improved recoveries (+3%) mitigated marginally lower tons milled and increased mining costs associated with a deeper pit, higher diesel costs and a stronger Australian dollar.

     * Pajingo sold 93,800 ounces (+26%) at total cash costs of $132 per ounce (+39%). Higher sales were driven by higher mill throughput (+14%) and improved grades (+23%). Higher cash costs were attributable to higher mining costs, the reallocation of technical service and administration costs and a stronger Australian dollar.

     *  Tanami sold 190,700 ounces (+45%) at total cash costs of $232 per
        ounce (+17%).   Higher cash costs were attributable to increased
        royalties (as a result of higher gold prices) and a stronger Australian dollar. Effective April 2003, Newmont owns 100% of the Tanami operations.

     * Yandal sold 141,900 ounces (-15%) at total cash costs of $305 per ounce (+34%). Lower sales were driven by lower head grades (-19%) and lower recoveries (-4%).

         Batu Hijau (Indonesia)        Q2       Q2          YTD        YTD
                                      2003     2002        2003        2002

     Equity copper sales (m lbs.)     91.2     89.3       161.0       156.9
     Equity gold sales (000 ozs)      91.9     63.0       146.2       103.3
     Net cash costs ($/lb Cu)        $0.21    $0.31       $0.25       $0.36

     * Batu Hijau in Indonesia had another impressive quarter. Net cash costs were $0.21 per pound, a 32% reduction from the year ago quarter, driven by significantly higher gold by-product credits, lower treatment and refining charges and continuing favorable grade reconciliations.

     * Copper sales for the second quarter were 2% higher than the year ago quarter as improved copper grades (+7%) more than offset reduced throughput (-7%) as a result of processing harder ore types. The realized copper price for the second quarter was $0.77, compared to $0.75 for the year ago quarter.

     * Batu Hijau repaid $130.1 million in Senior Debt principal during the quarter.

         Other Operations              Q2       Q2          YTD        YTD
                                      2003     2002        2003        2002

     Equity gold sales (000 ozs)     166.9    178.6       313.3       304.1
     Total cash costs ($/oz)(1)       $175     $144        $172        $152

     * Zarafshan in Uzbekistan sold 61,600 equity ounces (-14%) at total cash costs of $150 per ounce (+6%). Decreased sales and higher unit cash costs were driven by lower grade ore (-17%) placed on the leach pads.

     * Ovacik in Turkey sold 51,200 ounces (+64%) due to increased throughput (+64%), as the mine delivered additional ore from a new pit extension, and improved recoveries (+3%), despite processing lower ore grades (-6%). Total cash costs were slightly higher than the year ago quarter at $123 per ounce.

     * Martha in New Zealand sold 27,700 equity ounces (-14%) at total cash costs of $237 per ounce. Lower sales were driven by lower grade ore (-33%) processed. Significantly higher total cash costs (+128%) were driven by higher power costs, increased consumption of grinding media and other consumables, and a stronger New Zealand dollar (which increased total cash costs by approximately $47 per ounce).

     * Minahasa in Indonesia sold 26,400 equity ounces (-40%). Mining ceased at Minahasa in October 2001, but processing of stockpiled ore is expected to continue through the second quarter of 2004. Total cash costs were $267 per ounce (+38%) due to reduced production as grades processed declined (-35%).

     1. For a reconciliation of total cash costs per ounce or net cash costs per pound (non-GAAP measures of performance) to costs applicable to sales calculated and presented under GAAP, please refer to the Supplemental Information attached.

    Other Highlights

    Cash Position

    Cash and cash equivalents totaled $274.7 million at the end of the second quarter. During the second quarter, cash was utilized for:

     -- the settlement of derivative obligations ($113.3 million in total, reported in the cash flow statement as $88.2 million in operating activities and $25.1 million in investing activities);

     -- capital expenditures on property, plant and mine development ($134.0 million); and

     --  payment of dividends ($16.2 million).

    Debt Reduction

    The Company's balance sheet continues to strengthen, with the net debt to total capitalization ratio decreasing to approximately 16% at the end of the second quarter (from 18% at the end of the first quarter and 20% at the end of 2002), primarily from the Yandal debt restructuring.

    Australian Gold Hedge Books

    The Company substantially eliminated the Australian gold hedge books during the quarter. Committed ounces were reduced by 3.5 million ounces through closeouts or scheduled maturities (0.6 million ounces) and the acquisition of the majority of the Yandal gold hedge book (2.9 million ounces).

    At the end of the second quarter, the Australian gold hedge books had been reduced to 195,000 committed ounces and 633,000 uncommitted ounces. The mark-to-market valuation was negative $19 million, of which $11 million related to the Yandal hedge book.

    Yandal

    During the second quarter, the Company offered to purchase the outstanding Yandal bonds it did not already own (approximately $237.2 million) and Yandal's gold hedge book obligations (which had a negative mark-to-market value of approximately $203 million at May 22, 2003) at a discount of 50%.
The tender offers have now expired, with 99.9% of the bondholders and six out of seven hedge counterparties (representing 94% of the committed ounces in the Yandal gold hedge book) accepting the Company's offer.

    Despite the success of the tender offers, the Yandal Board of Directors resolved to place Yandal into voluntary administration (a form of insolvency proceeding in Australia) on July 3, 2003, as they were of the opinion that Yandal was insolvent, or likely to become insolvent.

    In conjunction with the voluntary administration process, Newmont made an offer to the administrator for Yandal that, if accepted, would bring Yandal out of voluntary administration and return it to the control of the Yandal board of directors. The Company expects that this process will be completed by the end of the third quarter or early in the fourth quarter.

    Newmont Capital

    The Company continued its program of portfolio optimization. During the quarter, Newmont Capital:

     -- completed the acquisition of the minority interests in two subsidiaries, Newmont NFM and Otter Gold Mines Limited;

     -- negotiated to sell Newmont's non-core Mesquite property in California to Western Goldfields (as announced by Western Goldfields on July 15,
         2003). The transaction is expected to close by the end of the third quarter; and

     -- continued to manage the Company's investment portfolio, which had a market value at the end of the second quarter of approximately
         $300 million, including an investment in Kinross Gold of approximately $291 million. The Company will continue to monitor the market value of its investment in Kinross Gold.

    Newmont Capital also manages the Company's royalty business. For the quarter, royalty revenues totaled $10.5 million, compared with $11.2 million for the year ago quarter. For the six months, royalty revenues totaled $24.9 million, significantly higher than the $15 million for the first six months of 2002, due to higher gold, oil and gas prices and the February 15, 2002 acquisition date of Franco-Nevada.

    Exploration & Project Development

    Exploration

    At the end of the second quarter, there were 83 drill rigs in operation around the world. Exploration highlights during the quarter included continuing positive results in Nevada and at the Ahafo and Akyem projects in Ghana.

    In Nevada, exploration and development drilling results indicate excellent reserve addition potential at the GQSL/Dos Equis Layback at Carlin and the Twin Creeks Sage Layback (north Mega Pit). New mineralization intersected at the Chukar underground mine, adjacent to the Gold Quarry pit, is being investigated for underground mining and/or open pit expansion potential. Drilling in Nevada during the quarter totaled 168,000 feet in 367 holes.
At Ahafo in Ghana, reserve extension drilling is in progress at 10 of 11 reserve pits, with positive drill results across the trend. The Company continues to enhance the feasibility studies at Akyem and Ahafo, based on significantly larger reserves than originally contemplated. The Company anticipates making a development decision on the Ghana projects by year-end 2003, pending finalization of a foreign investment contract with the government of Ghana.

    Project Development

    Development of the GQSL and Leeville projects in Nevada is proceeding on budget and on schedule. GQSL is expected to produce its first gold in the fourth quarter of 2003 or early in 2004. At Leeville, the sinking of a ventilation shaft and adjacent production shaft to an ultimate depth of 2,000 feet continues. Leeville is expected to begin gold production in the fourth quarter of 2005 or early in 2006.

    At Twin Creeks, stripping will commence next month at the Section 30 Layback (south Mega Pit). The Section 30 Layback is expected to produce
1.6 million ounces of gold over a six-year mine life at total cash costs of between $210 and $220 per ounce. Production is expected to begin in 2005. Capital costs are estimated at $20 million.

    Updated 2003 Forecast

    The Company has updated its 2003 Forecast (refer to Forecast Table). In summary, equity gold sales are projected to increase from between 7.1 million and 7.3 million ounces to between 7.2 million and 7.4 million ounces. Total cash costs are projected to increase from between $195 and $200 per ounce to between $198 and $208 per ounce. Significant changes to the previous forecast include:

     -- in Nevada, an expected increase in total cash costs of approximately $8 per ounce. Forecasted sales remain unchanged at 2.55 million ounces;

     -- at Yanacocha, an expected increase of 85,000 equity ounces sold to 1,385,000 equity ounces, at lower total cash costs of $117 per ounce;

     -- in Australia, an expected increase in total cash costs of approximately $20 per ounce. Forecasted sales remain unchanged at between 1.85 and 1.9 million ounces; and

     -- at Batu Hijau, an expected decrease in net cash costs of $0.02 per pound to between $0.26 and $0.28 per pound. Forecasted copper sales remain unchanged at between 340 million and 360 million equity pounds; forecasted equity gold sales increased from 275,000 ounces to 290,000 ounces.

     STATEMENTS OF CONSOLIDATED OPERATIONS

                                                  Three Months Ended June 30,
                                                     2003            2002

                                                   (unaudited, in thousands,
                                                       except per share)
     Revenues
       Sales - gold                                 $724,026       $609,516
       Sales - base metals, net                       12,735         22,935
       Royalties                                      10,461         11,202
                                                     747,222        643,653
     Costs and expenses
       Costs applicable to sales
         Gold                                        423,700        383,515
         Base metals                                   9,973          8,674
       Depreciation, depletion and amortization      139,337        123,602
       Exploration and research                       30,247         18,788
       General and administrative                     31,292         27,652
       Write-down of long-lived assets                 1,794             --
       Other                                           2,454         (1,791)
                                                     638,797        560,440
     Other income (expense)
       Gain on investments, net                           --         47,298
       Gain (loss) on gold commodity
        derivative instruments, net                   16,644         (9,478)
       Gain on extinguishment of Yandal bonds, net    94,414             --
       Gain on extinguishment of Yandal
        derivatives liability, net                    76,578             --
       Dividends, interest income, foreign
        currency exchange and other income            32,318         14,843
       Interest expense, net of capitalized
        interest                                     (22,669)       (35,101)
                                                     197,285         17,562
     Pre-tax income before minority interest,
      equity (loss) income and impairment
      of affiliates                                  305,710        100,775
     Income tax expense                              (89,038)       (29,821)
     Minority interest in income of subsidiaries     (35,807)       (19,284)
     Equity loss and impairment of
      Australian Magnesium Corporation              (107,758)          (688)
     Equity income of affiliates                      17,740         18,008
     Net income                                       90,847         68,990
     Preferred stock dividends                            --         (1,869)
     Net income applicable to common shares          $90,847        $67,121
     Net income                                      $90,847        $68,990
     Other comprehensive income, net of tax           19,130         29,828
     Comprehensive income                           $109,977        $98,818
     Net income per common share,
      basic and diluted                                $0.22          $0.17
     Basic weighted average common shares
      outstanding                                    405,388        397,532
     Cash dividends declared per common share          $0.04          $0.03

     STATEMENTS OF CONSOLIDATED OPERATIONS

                                                    Six Months Ended June 30,
                                                     2003            2002

                                                   (unaudited, in thousands,
                                                       except per share)
     Revenues
       Sales - gold                               $1,438,582     $1,091,750
       Sales - base metals, net                       32,168         32,305
       Royalties                                      24,941         15,002
                                                   1,495,691      1,139,057
     Costs and expenses
       Costs applicable to sales
         Gold                                        822,709        712,050
         Base metals                                  25,335         19,379
       Depreciation, depletion and amortization      269,930        225,788
       Exploration and research                       51,719         30,355
       General and administrative                     57,702         48,967
       Write-down of long-lived assets                 1,794             --
       Other                                          24,473           (921)
                                                   1,253,662      1,035,618
     Other income (expense)
       Gain on investments, net                       84,337         47,298
       Gain (loss) on gold commodity
        derivative instruments, net                   71,669         (3,147)
       Gain on extinguishment of
        Yandal bonds, net                             94,414             --
       Gain on extinguishment of Yandal
        derivatives liability, net                    76,578             --
       Loss on extinguishment of debt                (19,530)            --
       Dividends, interest income,
        foreign currency exchange and other income    64,157         15,258
       Interest expense, net of capitalized
        interest                                     (52,615)       (66,238)
                                                     319,010         (6,829)
     Pre-tax income before minority interest,
      equity (loss) income and impairment of
      affiliates and cumulative effect of a
      change in accounting principle                 561,039         96,610
     Income tax expense                             (151,601)       (31,009)
     Minority interest in income of subsidiaries     (73,596)       (29,834)
     Equity loss and impairment of
      Australian Magnesium Corporation              (119,485)          (688)
     Equity income of affiliates                      26,278         19,412
     Net income before cumulative effect of a
      change in accounting principle                 242,635         54,491
     Cumulative effect of a change in
      accounting principle                           (34,533)         7,701
     Net income                                      208,102         62,192
     Preferred stock dividends                            --         (3,738)
     Net income applicable to common shares         $208,102        $58,454
     Net income                                     $208,102        $62,192
     Other comprehensive income, net of tax           60,159         57,706
     Comprehensive income                           $268,261       $119,898
     Net income per common share before
      cumulative effect of a change in
      accounting principle, basic                      $0.60          $0.15
     Cumulative effect of a change in
      accounting principle per common share, basic     (0.08)          0.02
     Net income per common share, basic                $0.52          $0.17
     Basic weighted average common shares
      outstanding                                    403,648        339,817
     Cash dividends declared per common share          $0.08          $0.06

     CONSOLIDATED BALANCE SHEETS

                                                    June 30,     December 31,
                                                      2003           2002

                                                   (unaudited, in thousands)
                       ASSETS
     Cash and cash equivalents                      $274,741       $401,683
     Marketable securities - short-term               12,030         13,188
     Accounts receivable                              44,971         44,510
     Inventories                                     170,458        169,324
     Stockpiles and ore on leach pads                277,021        328,993
     Prepaid taxes                                    19,318         28,335
     Deferred stripping costs                         28,660         32,085
     Deferred income tax assets                       53,482         51,451
     Newmont Australia infrastructure bonds          114,287             --
     Other current assets                             63,365         43,687
         Current assets                            1,058,333      1,113,256
     Property, plant and mine development, net     2,343,102      2,287,030
     Mineral interests and other
      intangible assets, net                       1,405,066      1,415,348
     Investments                                     695,059      1,206,705
     Marketable securities - long-term               291,004             --
     Deferred stripping costs                         39,336         23,302
     Long-term stockpiles and ore on leach pad       282,537        199,761
     Deferred income tax assets                      879,324        761,428
     Other long-term assets                           89,208        123,112
     Goodwill                                      3,068,657      3,024,576
         Total assets                            $10,151,626    $10,154,518

                         LIABILITIES

     Current portion of long-term debt              $176,422       $115,322
     Accounts payable                                151,042        105,277
     Deferred income tax liabilities                   9,171         28,469
     Derivative instruments                            7,914         74,999
     Employee related benefits - short-term          117,196        100,936
     Other current liabilities                       420,049        268,460
         Current liabilities                         881,794        693,463
     Long-term debt                                1,277,166      1,701,282
     Reclamation and remediation liabilities         421,970        288,536
     Deferred revenue from sale of future
      production                                      53,841         53,841
     Derivative instruments                           17,254        388,659
     Deferred income tax liabilities                 742,237        656,452
     Employee related benefits - long-term           214,697        234,103
     Other long-term liabilities                     379,677        364,376
         Total liabilities                         3,988,636      4,380,712
     Minority interest in subsidiaries               362,196        354,558

                        STOCKHOLDERS' EQUITY

         Total stockholders' equity                5,800,794      5,419,248
         Total liabilities and
          stockholders' equity                   $10,151,626    $10,154,518

     STATEMENT OF CONSOLIDATED CASH FLOWS

                                                    Six Months Ended June 30,
                                                      2003           2002

                                                   (unaudited, in thousands)
     Operating activities:
       Net income                                   $208,102        $62,192
       Adjustments to reconcile net income to
        net cash provided by operating activities:
          Depreciation, depletion
           and amortization                          269,930        225,788
          Accretion of accumulated reclamation
           obligations                                11,320             --
          Amortization of deferred
           stripping costs, net                      (14,114)         8,903
          Deferred tax benefit                         8,745        (10,403)
          Foreign currency exchange gain (loss)      (34,019)        10,504
          Minority interest, net of dividends         44,406         27,134
          Equity loss (income) and impairment
           of affiliates, net of dividends            99,309        (14,859)
          Write-downs of inventories,
           stockpiles and ore on leach pad            17,941         15,897
          Cumulative effect of a change in
           accounting principle, net of tax           34,533         (7,701)
          Gain on investments, net                   (84,337)       (47,298)
          Gain on gold commodity derivative
           instruments, net                          (71,669)         3,147
          Gain on extinguishment of
           Yandal bonds, net                         (94,414)            --
          Gain on extinguishment of Yandal
           derivatives liability, net                (76,578)            --
          Loss on extinguishment of debt              19,530             --
          Gain on sale of assets and other           (11,027)        (9,704)
          (Increase) decrease in operating assets:
            Accounts receivable                        8,000         14,413
            Inventories, stockpiles and
             ore on leach pad                        (25,574)        (5,441)
            Other assets                               7,332         14,881
          Increase (decrease) in operating
           liabilities:
            Accounts payable and other
             accrued liabilities                      54,156        (46,473)
            Derivative instruments                   (12,935)            --
            Early settlement of derivative
             instruments classified as
             cash flow hedges                       (120,993)            --
            Other liabilities                        (12,698)       (42,896)
     Net cash provided by operating activities       224,946        198,084
     Investing activities:
       Additions to property, plant and
        mine development                            (215,301)      (140,810)
       Advances to joint ventures and
        affiliates, net                              (46,203)       (24,750)
        Proceeds from sale of short-term
         investments                                   1,653        406,731
        Proceeds from the sale of
         TVX Newmont Americas                        180,000             --
        Proceeds from sale of marketable
         securities of Lihir                              --         84,002
        Proceeds from sale of cross currency swaps        --         50,816
        Early settlement of ineffective
         derivative instruments                      (29,148)            --
        Cash consideration for acquisition
          of NFM minority interest and other         (11,195)            --
        Cash received from acquisition of
         Normandy and Franco-Nevada,
         net of transaction costs                         --        (87,885)
        Proceeds from asset sales and other              988         19,888
     Net cash (used) provided by
      investing activities                          (119,206)       307,992
     Financing activities:
        Proceeds from long-term debt                 115,000        489,131
        Repayment of long-term debt                 (322,360)      (911,817)
        Dividends paid on common
         and preferred stock                         (32,308)       (25,871)
        Proceeds from stock issuance and other        24,851         62,898
        Other                                             --           (691)
     Net cash used in financing activities          (214,817)      (386,350)
     Effect of exchange rate changes on cash         (17,865)        16,248
     Net change in cash and cash equivalents        (126,942)       135,974
     Cash and cash equivalents at
      beginning of period                            401,683        149,431
     Cash and cash equivalents at
      end of period                                 $274,741       $285,405

     OPERATING STATISTICS SUMMARY

     Three months ended   North America     South America      Australia
        June 30,        2003       2002    2003     2002      2003     2002
     Production Costs
      Per Ounce:
       Direct mining
        and production
        costs             $262     $224     $127    $141     $228      $183
       Capitalized
        mining & other     (19)       3       (5)     (3)      --         1
       Cash operating
        costs              243      227      122     138      228       184
       Royalties and
        production taxes     8        4        5       4       14        12
       Total cash costs    251      231      127     142      242       196
       Reclamation and
        mine closure
        costs                4        3        3      --        1         5
       Total costs
        applicable
        to sales           255      234      130     142      243       201
       Non-cash inventory
        adjustment          --        1       --      --       --         3
       Depreciation and
        amortization        68       50       64      57       52        42
       Depreciation and
        amortization
        adjustment          --       (3)      --      --       --        15
       Total production
        costs             $323     $282     $194    $199     $295      $261
     Consolidated
      gold sales
      (000 ozs.)         637.1    728.2    724.7   553.2    530.6     479.7

     Equity gold sales
      (000 ozs.)         637.1    728.2    392.6   311.8    530.6     457.6

     Average realized

      price per
      equity ounce        $347     $312     $346    $312     $348      $318


                            Other (1)    Equity Investments      Total
      Three months ended                  and Other (2) (3)
       June 30,           2003     2002     2003    2002     2003      2002
     Production Costs
      Per Ounce:
       Direct mining
        and production
        costs             $189     $155       --      --     $213      $190
       Capitalized
        mining & other     (18)     (14)      --      --       (9)       --
       Cash operating
        costs              171      141       --      --      204       190
       Royalties and
        production taxes     4        3       --      --        8         6
       Total cash costs    175      144       --      --      212       196
       Reclamation and
        mine closure
        costs                2       (1)      --      --        3         2
       Total costs
        applicable to
        sales              177      143       --      --      215       198
       Non-cash inventory
        adjustment          --        4       --      --       --         2
       Depreciation and
        amortization        66       46       --      --       62        49
        Depreciation and
         amortization
         adjustment         --       29       --      --       --         6
        Total production
         costs            $243     $222       --      --     $277      $255
      Consolidated
       gold sales
       (000 ozs.)        168.5    181.3      4.8     9.1  2,065.7   1,951.5

      Equity gold sales
       (000 ozs.)        166.9    178.6     96.7   187.0  1,823.9   1,863.2

      Average realized
       price per
       equity ounce       $349     $313       --      --     $353      $314

     Copper Summary(4)

     Equity copper
      production
      (millions of lbs.)                                     96.7     101.4
     Equity copper sales
      (millions of lbs.)                                    107.4     104.3
     Net cash cost per
      equity pound                                          $0.21     $0.40
     Average realized
      price per pound                                       $0.77     $0.74

     (1) Other includes Ovacik (Turkey), Zarafshan (Uzbekistan), Minahasa (Indonesia) and Martha (New Zealand).
     (2)  Equity investments comprise Batu Hijau.
     (3) Includes 4,800 and 9,100 ounces from the wholly-owned Golden Grove zinc/copper mine in 2003 and 2002, respectively.
     (4)  Represents both Batu Hijau and Golden Grove.


      Six months ended    North America     South America      Australia
        June 30,          2003     2002     2003    2002     2003      2002
     Production Costs
      Per Ounce:
       Direct mining
        and production
        costs             $247     $223     $128    $142     $226      $172
       Capitalized mining
        & other            (18)       4       (4)     (3)      --         4
       Cash operating
        costs              229      227      124     139      226       176
       Royalties and
        production taxes     9        4        5       3       13        10
     Total cash costs      238      231      129     142      239       186
       Reclamation and
        mine closure
        costs                3        3        3       2        2         5
     Total costs
      applicable to
      sales                241      234      132     144      241       191
       Non-cash inventory
        adjustment          --        1       --      --       --         6
       Depreciation and
        amortization        61       50       59      63       55        48
       Depreciation and
        amortization
        adjustment          --       (2)      --      --       --        10
       Total production
        costs             $302     $283     $191    $207     $296      $255
     Consolidated
      gold sales
      (000 ozs.)       1,384.5  1,455.6  1,436.3 1,105.3    955.8     726.7

     Equity gold sales
      (000 ozs.)       1,384.5  1,455.6    779.5   620.5    938.4     696.3

     Average realized
      price per
      equity ounce        $348     $302     $349    $301     $348      $310


                            Other (1)    Equity Investments      Total
      Six months ended                   and Other (2) (3)
       June 30,           2003     2002     2003    2002     2003      2002
     Production Costs
      Per Ounce:
       Direct mining
        and production
        costs             $176     $157       --      --     $207      $188
       Capitalized
        mining & other      (8)      (8)      --      --       (8)        2
       Cash operating
        costs              168      149       --      --      199       190
       Royalties and
        production taxes     4        3       --      --        8         5
     Total cash costs      172      152       --      --      207       195
       Reclamation and
        mine closure
        costs                2       --       --      --        3         3
     Total costs
      applicable to
      sales                174      152       --      --      210       198
       Non-cash
        inventory
        adjustment          --        4       --      --       --         2
       Depreciation and
        amortization        66       52       --      --       59        53
       Depreciation and
        amortization
        adjustment          --       17       --      --       --         3
       Total production
        costs             $240     $225       --      --     $269      $256
     Consolidated
      gold sales
      (000 ozs.)         318.3    309.5      6.8     9.1  4,101.7   3,606.2

     Equity gold sales
      (000 ozs.)         313.3    304.1    188.7   251.5  3,604.4   3,328.0

     Average realized
      price per
      equity ounce        $350     $304       --      --     $352      $304

     Copper Summary(4)

     Equity copper
      production
      (millions of lbs.)                                    196.1     188.6
     Equity copper sales
      (millions of lbs.)                                    198.5     182.0
     Net cash cost per
      equity pound                                          $0.28     $0.45
     Average realized
      price per pound                                       $0.77     $0.75

     (1) Other includes Ovacik (Turkey), Zarafshan (Uzbekistan), Minahasa (Indonesia) and Martha (New Zealand).
     (2) Equity investments comprise Batu Hijau (and TVX Newmont Americas and Echo Bay Mining Limited through January 31, 2003).
     (3) Includes 6,800 and 9,100 ounces from the wholly-owned Golden Grove zinc/copper mine in 2003 and 2002, respectively.
     (4)  Represents both Batu Hijau and Golden Grove.


     UPDATED 2003 FORECAST

                                                Equity Gold           Total
                                                      Sales      Cash Costs
                                                   (000 oz)          ($/oz)
     North America
     Nevada                                            2,550           $228
     Mesquite(1)                                          40           $160
     Golden Giant                                        230           $235
     Holloway                                             65           $300
     La Herradura                                         70           $175
     Sub-total                                  ~2,900-3,000     ~$222-$228

     South America
     Yanacocha                                         1,385           $117
     Kori Kollo                                          150           $200
     Sub-total                                  ~1,500-1,570    ~ $122-$127

     Australia
     Kalgoorlie                                          380           $290
     Pajingo                                             325           $135
     Tanami(2)                                           580           $260
     Yandal                                              595           $275
     Sub-total                                  ~1,850-1,900     ~$245-$255

     Other
     Martha(2)                                            95           $265
     Zarafshan                                           220           $150
     Minahasa                                            100           $260
     Ovacik                                              160           $130
     Sub-total                                      ~560-590      ~$175-185

     Equity Investments
     Batu Hijau                                          290             --

     TOTAL                                      ~7,200-7,400     ~$198-$208

     Notes:
     1.  Assumes sale to Western Goldfields is completed on August 31, 2003.

     2.  Effective April 2003, 100% interest.


                                                     Equity
                                                   Copper &            Net
                                                 Zinc Sales     Cash Costs
                                              (million lbs)         ($/lb)

     Batu Hijau - Copper                            ~340-360   ~$0.26-$0.28
     Golden Grove - Copper                            ~65-75   ~$0.63-$0.68
     Golden Grove - Zinc                            ~130-140   ~$0.28-$0.34


     Financial Projections (in millions, except tax rate)

     Royalty revenue                                        $42 - $46
     Depreciation, depletion & amortization               $560 - $590
     Exploration and research                              $95 - $100
     General and administrative                           $100 - $105
     Interest expense                                       $90 - $95
     Tax rate (assuming $350/oz gold)                       20% - 30%
     Capital expenditures                                 $550 - $570


    Sensitivity to Changes in the Gold Price
    An annualized $10 change in the gold price changes annual net income by approximately $58 million, assuming all other factors remain constant.
    An annualized $10 change in the gold price changes annual cash generated by operating activities by approximately $68 million, assuming all other factors remain constant.


     Supplemental Information

     1. Gold Production Summary - Americas

                            Nevada             Canada          Yanacocha,
      Three months ended                                          Peru
         June 30,       2003       2002    2003     2002      2003     2002
     Tons Mined
      (000 dry short
       tons):
       Open-Pit       42,929     30,860     n/a      n/a    53,988   50,617
       Underground       436        329     323      384       n/a      n/a
     Tons Milled/
      Processed (000):
       Oxide             348      1,332     322      390       n/a      n/a
       Refractory      2,115      2,091     n/a      n/a       n/a      n/a
       Leach           4,537      3,483     n/a      n/a    39,971   35,791
     Average Ore Grade
      (oz/ton):
       Oxide           0.191      0.133   0.213    0.250       n/a      n/a
       Refractory      0.213      0.209     n/a      n/a       n/a      n/a
       Leach           0.031      0.036     n/a      n/a     0.029    0.024
     Average Mill
      Recovery Rate:
       Oxide           86.1%      77.0%   94.9%    95.5%       n/a      n/a
       Refractory      91.3%      89.9%     n/a      n/a       n/a      n/a
     Ounces Produced
      (000):           536.9      617.7    67.2     97.0     682.1    479.1
     Equity Ounces
      Produced (000):
       Oxide            56.9      131.8    67.2     97.0       n/a      n/a
       Refractory      388.1      377.2     n/a      n/a       n/a      n/a
       Leach            91.9      108.7     n/a      n/a     350.3    246.0
       Total           536.9      617.7    67.2     97.0     350.3    246.0
     Equity Ounces
      Sold (000)       535.3      599.0    68.4    101.6     343.7    245.4

     Production Costs
      Per Ounce:
      Direct mining
       and production
       costs            $267       $234    $260     $176      $117     $138
      Capitalized
       mining & other    (21)         4       1        1        (4)      (2)
      Cash operating
       costs             246        238     261      177       113      136
      Royalties and
       production
       taxes               8          5       1        1         5        5
      Total cash costs   254        243     262      178       118      141
      Reclamation and
       mine closure
       costs               3          2       8        6         2       (1)
      Total costs
       applicable
       to sales          257        245     270      184       120      140
      Non-cash
       inventory
       adjustment         --          1      --       --        --       --
      Depreciation and
       amortization       66         46      81       67        69       59
      Depreciation and
       amortization
       adjustment         --         (4)     --       --        --       --
      Total production
       costs            $323       $288    $351     $251      $189     $199


                           Kori Kollo,
      Three months ended     Bolivia         Other (1)
       June 30,         2003       2002    2003     2002

     Tons Mined
      (000 dry short
       tons):
       Open-Pit        2,894      5,250   3,118    3,237
       Underground       n/a        n/a     n/a      n/a
     Tons Milled/
      Processed (000):
       Oxide             n/a        n/a     n/a      n/a
       Refractory      1,842      1,942     n/a      n/a
       Leach           1,242      1,660   1,060    1,037
     Average Ore Grade
      (oz/ton):
       Oxide             n/a        n/a     n/a      n/a
       Refractory      0.038      0.050     n/a      n/a
       Leach           0.017      0.017   0.026    0.026
     Average Mill
      Recovery Rate:
       Oxide             n/a        n/a     n/a      n/a
       Refractory      61.8%      62.6%     n/a      n/a
     Ounces Produced
      (000):            55.2       76.3    33.4     27.6
     Equity Ounces
      Produced (000):
       Oxide             n/a        n/a     n/a      n/a
       Refractory       37.9       53.7     n/a      n/a
       Leach            10.8       13.4    33.4     27.6
       Total            48.7       67.1    33.4     27.6
     Equity Ounces
      Sold (000)        48.9       66.4    33.4     27.6

     Production Costs
      Per Ounce:
      Direct mining
       and production
       costs            $199       $153    $179     $182
      Capitalized
       mining & other    (11)        (7)     (5)     (12)
      Cash operating
       costs             188        146     174      170
      Royalties and
       production
       taxes              --         --       5        3
      Total cash costs   188        146     179      173
      Reclamation and
       mine closure
       costs              13          4       3        2
      Total costs
       applicable to
       sales             201        150     182      175
      Non-cash inventory
       adjustment         --         --      --       --
      Depreciation and
       amortization       32         49      74       79
      Depreciation and
       amortization
       adjustment         --         --      --       --
      Total production
       costs            $233       $199    $256     $254

     (1) Other includes La Herradura and Mesquite


                            Nevada             Canada          Yanacocha,
      Six months ended                                            Peru
         June 30,       2003       2002    2003     2002      2003     2002
     Tons Mined
      (000 dry short
       tons):
       Open-Pit       87,789     65,109     n/a      n/a   101,448   99,336
       Underground       842        621     659      783       n/a      n/a
     Tons Milled/
      Processed (000):
       Oxide             759      2,460     668      798       n/a      n/a
       Refractory      4,510      4,192     n/a      n/a       n/a      n/a
       Leach           7,603      7,760     n/a      n/a    72,793   66,520
     Average Ore Grade
      (oz/ton):
       Oxide           0.193      0.120   0.235    0.230       n/a      n/a
       Refractory      0.214      0.211     n/a      n/a       n/a      n/a
       Leach           0.030      0.030     n/a      n/a     0.028    0.022
     Average Mill
      Recovery Rate:
       Oxide           87.5%      74.2%   95.1%    95.1%       n/a      n/a
       Refractory      90.3%      88.9%     n/a      n/a       n/a      n/a
     Ounces Produced
      (000):         1,163.2    1,225.4   151.7    185.9   1,321.5    950.6
     Equity Ounces
      Produced (000):
       Oxide           130.3      222.3   151.7    185.9       n/a      n/a
       Refractory      846.2      771.1     n/a      n/a       n/a      n/a
       Leach           186.7      232.0     n/a      n/a     678.6    488.1
       Total         1,163.2    1,225.4   151.7    185.9     678.6    488.1
     Equity Ounces
      Sold (000)     1,168.2    1,205.1   151.7    191.8     678.8    493.5

     Production Costs
      Per Ounce:
       Direct mining
        and production
        costs           $250       $230    $258     $191      $119     $137
       Capitalized
        mining & other   (21)         6       1        1        (3)      (2)
       Cash operating
        costs            229        236     259      192       116      135
       Royalties and
        production
        taxes             10          4       1       --         5        4
       Total cash costs  239        240     260      192       121      139
       Reclamation and
        mine closure
        costs              2          3       7        6         2        1
       Total costs
        applicable
        to sales         241        243     267      198       123      140
       Non-cash
        inventory
        adjustment        --          1      --       --        --       --
       Depreciation and
        amortization      58         46      92       69        63       68
       Depreciation and
        amortization
        adjustment        --         (3)     --       --        --       --
     Total production
      costs             $299       $287    $359     $267      $186     $208


                           Kori Kollo,
      Six months ended       Bolivia         Other (1)
       June 30,         2003       2002    2003     2002
     Tons Mined
      (000 dry short
       tons):
       Open-Pit        6,213      9,737   5,876    6,104
       Underground       n/a        n/a     n/a      n/a
     Tons Milled/
      Processed (000):
       Oxide             n/a        n/a     n/a      n/a
       Refractory      3,636      3,794     n/a      n/a
       Leach           2,718      3,095   2,017    1,956
     Average Ore Grade
      (oz/ton):
       Oxide             n/a        n/a     n/a      n/a
       Refractory      0.037      0.050     n/a      n/a
       Leach           0.017      0.018   0.026    0.026
     Average Mill
      Recovery Rate:
       Oxide             n/a        n/a     n/a      n/a
       Refractory      63.1%      60.2%     n/a      n/a
     Ounces Produced
      (000):           113.0      146.4    64.6     58.7
     Equity Ounces
      Produced (000):
       Oxide             n/a        n/a     n/a      n/a
       Refractory       75.2      100.3     n/a      n/a
       Leach            24.3       28.5    64.6     58.7
       Total            99.5      128.8    64.6     58.7
     Equity Ounces
      Sold (000)       100.7      127.0    64.6     58.7

     Production Costs
      Per Ounce:
       Direct mining
        and production
        costs           $191       $161    $163     $178
       Capitalized
        mining & other   (11)        (7)     (5)     (10)
       Cash operating
        costs            180        154     158      168
       Royalties and
        production
        taxes             --         --       6        3
       Total cash costs  180        154     164      171
       Reclamation and
        mine closure
        costs             10          4       3        2
       Total costs
        applicable
        to sales         190        158     167      173
       Non-cash
        inventory
        adjustment        --         --      --       --
       Depreciation and
        amortization      34         47      66       76
       Depreciation and
        amortization
        adjustment        --         --      --       --
       Total production
        costs           $224       $205    $233     $249

     (1)  Other includes La Herradura and Mesquite


     2.  Gold Production Summary - Australia

                                           Kalgoorlie           Pajingo
       Three months ended June 30,       2003       2002     2003      2002
     Tons Mined (000 dry short tons)   11,856     11,042      199       157
     Tons Milled/Processed              1,807      1,818      201       177
     Average Ore Grade (oz/ton)         0.076      0.058    0.464     0.377
     Average Mill Recovery Rate         86.0%      83.3%    96.9%     97.0%
     Ounces Produced (000)              101.8       80.7     93.8      70.2
     Equity Ounces Produced (000)       101.8       80.7     93.8      70.2
     Equity Ounces Sold (000)           104.2       85.4     93.8      74.4

     Production Costs Per Ounce:
       Direct mining and production
        costs                            $240       $213     $124       $84
       Capitalized mining & other          22         (2)      (4)       (2)
       Cash operating costs               262        211      120        82
       Royalties and production taxes      10          8       12        13
       Total cash costs                   272        219      132        95
       Reclamation and mine closure
        costs                               3          5      (1)         2
       Total costs applicable to sales    275        224      131        97
       Non-cash inventory adjustment       --          5       --         2
       Depreciation and amortization       29         21       73        44
       Depreciation and amortization
        adjustment                         --          6       --        43
       Total production costs            $304       $256     $204      $186


                                             Tanami              Yandal
       Three months ended June 30,       2003       2002     2003      2002
     Tons Mined (000 dry short tons)    5,622      9,603      874     3,877
     Tons Milled/Processed              1,134      1,107    1,259     1,244
     Average Ore Grade (oz/ton)         0.165      0.150    0.120     0.147
     Average Mill Recovery Rate         96.7%      98.6%    89.1%     92.9%
     Ounces Produced (000)              181.0      158.5    137.8     173.4
     Equity Ounces Produced (000)       180.9      135.8    137.8     173.4
     Equity Ounces Sold (000)           190.7      131.2    141.9     166.6

     Production Costs Per Ounce:
       Direct mining and production
        costs                            $220       $179     $298      $214
       Capitalized mining & other          (8)         3       (2)        4
       Cash operating costs               212        182      296       218
       Royalties and production taxes      20         17        9         9
       Total cash costs                   232        199      305       227
       Reclamation and mine closure
        costs                               1          5        3         5
       Total costs applicable to sales    233        204      308       232
       Non-cash inventory adjustment       --          6       --        (1)
       Depreciation and amortization       53         22       52        71
       Depreciation and amortization
        adjustment                         --         42       --       (14)
       Total production costs            $286       $274     $360      $288


                                           Kalgoorlie           Pajingo
       Six months ended June 30,         2003       2002     2003      2002
     Tons Mined (000 dry short tons)   23,051     16,842      372       314
     Tons Milled/Processed              3,444      2,736      394       341
     Average Ore Grade (oz/ton)         0.071      0.059    0.431     0.390
     Average Mill Recovery Rate         85.8%      83.2%    96.8%     97.0%
     Ounces Produced (000)              193.6      129.0    167.1     134.2
     Equity Ounces Produced (000)       193.6      129.0    167.1     134.2
     Equity Ounces Sold (000)           193.2      126.5    167.8     131.4

     Production Costs Per Ounce:
       Direct mining and production
        costs                            $239       $204     $116       $82
       Capitalized mining & other          12          6       (3)       (4)
       Cash operating costs               251        210      113        78
       Royalties and production taxes      10          7       11        10
       Total cash costs                   261        217      124        88
       Reclamation and mine closure
        costs                               3          6       (1)        2
       Total costs applicable to sales    264        223      123        90
       Non-cash inventory adjustment       --         17       --         6
       Depreciation and amortization       24         26       74        38
       Depreciation and amortization
        adjustment                         --          2       --        37
       Total production costs            $288       $268     $197      $171


                                             Tanami              Yandal
       Six months ended June 30,         2003       2002     2003      2002
     Tons Mined (000 dry short tons)   10,981     12,730    1,729     7,240
     Tons Milled/Processed              2,232      1,610    2,616     1,999
     Average Ore Grade (oz/ton)         0.148      0.142    0.115     0.145
     Average Mill Recovery Rate         96.3%      96.8%    90.6%     92.6%
     Ounces Produced (000)              316.4      225.7    282.9     272.0
     Equity Ounces Produced (000)       297.2      193.9    282.9     272.0
     Equity Ounces Sold (000)           296.2      184.7    281.2     253.7

     Production Costs Per Ounce:
       Direct mining and production
        costs                            $233       $181     $274      $197
       Capitalized mining & other         (11)         2        7         7
       Cash operating costs               222        183      281       204
       Royalties and production taxes      20         15        9         8
       Total cash costs                   242        198      290       212
       Reclamation and mine closure
        costs                              --          4        4         6
       Total costs applicable to sales    242        202      294       218
       Non-cash inventory adjustment       --          6       --         1
       Depreciation and amortization       56         26       64        79
       Depreciation and amortization
        adjustment                         --         35       --       (17)
       Total production costs            $298       $269     $358      $281


     3. Gold Production Summary - Other

                                            Zarafshan,          Ovacik,
                                            Uzbekistan           Turkey
       Three months ended June 30,       2003       2002     2003      2002
     Tons Mined (000 dry short tons)      n/a        n/a    1,019     1,283
     Tons Milled/Processed:
       Leach                              n/a        n/a      n/a       n/a
       Mill                             2,040      1,957      157        96
     Average Ore Grade (oz/ton)         0.044      0.053    0.355     0.376
     Average Mill Recovery Rate           n/a        n/a    93.7%     90.9%
     Ounces Produced (000)               60.6       71.3     50.6      34.3
     Equity Ounces Produced (000)        60.6       71.3     50.6      34.3
     Equity Ounces Sold (000)            61.6       71.3     51.2      31.2

     Production Costs Per Ounce:
       Direct mining and production
        costs                            $148       $140     $113      $106
       Capitalized mining & other           2          2       (1)        2
       Cash operating costs               150        142      112       108
       Royalties and production taxes      --         --       11        12
       Total cash costs                   150        142      123       120
       Reclamation and mine closure
        costs                               2         (4)       1         4
       Total costs applicable to sales    152        138      124       124
       Non-cash inventory adjustment       --         --       --         8
       Depreciation and amortization       47         44       74        (4)
       Depreciation and amortization
        adjustment                         --         --       --        92
       Total production costs            $199       $182     $198      $220


                                             Martha,           Minahasa,
                                           New Zealand         Indonesia
       Three months ended June 30,       2003       2002     2003      2002
     Tons Mined (000 dry short tons)    1,526      1,416      n/a       n/a
     Tons Milled/Processed:
       Leach                              n/a        n/a      n/a       n/a
       Mill                               343        334      187       179
     Average Ore Grade (oz/ton)         0.073      0.109    0.151     0.232
     Average Mill Recovery Rate         91.4%      91.3%    90.8%     90.7%
     Ounces Produced (000)               23.0       32.9     25.7      42.6
     Equity Ounces Produced (000)        23.1       32.9     24.1      40.0
     Equity Ounces Sold (000)            27.7       32.1     26.4      44.0

     Production Costs Per Ounce:
       Direct mining and production
        costs                            $356       $194     $259      $186
       Capitalized mining & other        (119)       (90)       3         3
       Cash operating costs               237        104      262       189
       Royalties and production taxes      --         --        5         4
       Total cash costs                   237        104      267       193
       Reclamation and mine closure
        costs                               2         --        5        (1)
       Total costs applicable to sales    239        104      272       192
       Non-cash inventory adjustment       --         13       --        --
       Depreciation and amortization      100         67       61        73
       Depreciation and amortization
        adjustment                         --         72       --        --
       Total production costs            $339       $256     $333      $265


                                            Zarafshan,          Ovacik,
                                            Uzbekistan           Turkey
       Six months ended June 30,         2003       2002     2003      2002
     Tons Mined (000 dry short tons)      n/a        n/a    1,909     1,866
     Tons Milled/Processed:
       Leach                            4,034      3,859      n/a       n/a
       Mill                               n/a        n/a      284       137
     Average Ore Grade (oz/ton)         0.044      0.051    0.334     0.400
     Average Mill Recovery Rate           n/a        n/a    93.5%     91.4%
     Ounces Produced (000)              118.5      133.7     88.1      52.4
     Equity Ounces Produced (000)       118.5      133.7     88.1      52.4
     Equity Ounces Sold (000)           121.7      123.7     86.2      48.0

     Production Costs Per Ounce:
       Direct mining and production
        costs                            $144       $140     $111      $121
       Capitalized mining & other           2          2        2        --
       Cash operating costs               146        142      113       121
       Royalties and production taxes      --         --       12        11
       Total cash costs                   146        142      125       132
       Reclamation and mine closure
        costs                               2         (1)      --         4
       Total costs applicable to sales    148        141      125       136
       Non-cash inventory adjustment       --         --       --        12
       Depreciation and amortization       45         43       83        15
       Depreciation and amortization
        adjustment                         --         --       --        57
       Total production costs            $193       $184     $208      $220


                                             Martha,           Minahasa,
                                           New Zealand         Indonesia
       Six months ended June 30,         2003       2002     2003      2002
     Tons Mined (000 dry short tons)    2,290      2,080      n/a       n/a
     Tons Milled/Processed:
       Leach                              n/a        n/a      n/a       n/a
       Mill                               636        500      372       345
     Average Ore Grade (oz/ton)         0.083      0.102    0.165     0.233
     Average Mill Recovery Rate         90.8%      90.9%    90.4%     91.6%
     Ounces Produced (000)               48.1       46.8     56.2      82.9
     Equity Ounces Produced (000)        46.5       46.8     52.8      77.9
     Equity Ounces Sold (000)            47.3       46.6     58.1      85.8

     Production Costs Per Ounce:
       Direct mining and production
        costs                            $293       $191     $242      $182
       Capitalized mining & other         (64)       (62)       3         3
       Cash operating costs               229        129      245       185
       Royalties and production taxes      --         --        5         3
       Total cash costs                   229        129      250       188
       Reclamation and mine closure
        costs                               3          3        4         1
       Total costs applicable to sales    232        132      254       189
       Non-cash inventory adjustment       --         11       --        --
       Depreciation and amortization      100         86       56        68
       Depreciation and amortization
        adjustment                         --         49       --        --
       Total production costs            $332       $278     $310      $257


     4. Base Metal Summary - Batu Hijau and Golden Grove

                                       Three months ended  Six months ended
                                            June 30,           June 30,
             Batu Hijau                  2003      2002     2003      2002
     Total tons mined (000)             61,711    64,464   113,347  117,627
     Total dry tons processed (000)     12,063    12,991    24,651   24,800
     Average copper grade                0.71%     0.67%     0.70%    0.65%
     Average recovery rate               88.7%     88.7%     88.3%    88.5%
     Copper pounds produced (000)      151,706   153,041   304,014  285,730
     Equity copper pounds
      produced (000)                    85,335    86,086   171,008  160,723
     Equity copper pounds sold (000)    91,195    89,340   161,044  156,940
     Copper price per pound              $0.77     $0.75     $0.77    $0.76

     Equity ounces of gold sold (000)     91.9      63.0     146.2    103.3

     Equity net cash cost per pound      $0.21     $0.31     $0.25    $0.36
     Equity noncash cost per pound        0.19      0.19     $0.21     0.21
     Equity total production cost
      per pound                          $0.40     $0.50     $0.46    $0.57


                                       Three months ended  Six months ended
                                            June 30,           June 30,
             Golden Grove                2003      2002      2003     2002
     Total tons mined                  370,128   404,149   693,344  565,968
     Total dry tons processed          352,540   406,680   698,681  554,012

     Average copper grade                4.27%     5.19%     5.00%    5.17%
     Average copper recovery rate        91.8%     89.6%     91.3%    90.4%
     Copper produced pounds (000)       11,352    15,291    25,099   27,849
     Copper sold pounds (000)           16,167    14,941    37,456   25,075
     Copper price per pound              $0.75     $0.73     $0.80    $0.73
     Copper cash cost per pound          $0.22     $0.44     $0.39    $0.68

     Average zinc grade                 11.82%    16.19%    12.21%   12.91%
     Average zinc recovery rate          88.4%     80.0%     90.6%    80.5%
     Zinc produced pounds (000)         35,071    37,758    74,876   40,888
     Zinc sold pounds (000)             28,715    69,382    53,628   69,382
     Zinc price per pound                $0.34     $0.34     $0.35    $0.34
     Zinc cash cost per pound            $0.41     $0.11     $0.36    $0.11

     Ounces of gold sold (000)             4.8       9.1       6.8      9.1
     Ounces of silver sold (000)         551.5     812.6     774.8    853.4


     5. Reconciliation of Costs Applicable to Sales to Total Cash Costs Per Ounce and Per pound, and Total Production Costs Per Ounce and Per Pound

        The total cash costs and total production costs per ounce or pound are non-GAAP performance measures that are intended to provide investors with information about the cash generating capacities and profitability of Newmont's mining operations. Newmont's management uses these measures for the same purpose and for monitoring the performance of its mining operations. These measures differ from measures determined in accordance with GAAP and should not be considered in isolation or as a substitute for measures of performance or liquidity determined in accordance with GAAP. These measures were developed in conjunction with gold mining companies associated with the Gold Institute in an effort to provide a level of comparability; however, Newmont's measures may not be comparable to similarly-titled measures of other companies.


     Three months ended June 30, 2003
                                                                      Total
                                           La       Golden            North
                    Nevada   Mesquite  Herradura    Giant   Holloway America
     Costs
      applicable
      to sales
      under GAAP   $138.3       $2.4     $3.5       $13.7    $4.7    $162.6
       Minority
        interest       --         --       --          --      --        --
       Reclamation/
        accretion
        expense      (1.5)        --       --        (0.3)   (0.2)     (2.0)
       Write-down
        inventories    --         --       --          --      --        --
       Other         (3.1)        --      0.1          --      --      (3.0)

     Total cash
      cost for
      per ounce
      calculations  133.7        2.4      3.6        13.4     4.5     157.6
       Reclamation/
        accretion
        expense
        and other     1.5         --     (0.1)        0.3     0.2       1.9
       Depreciation,
        depletion
        and
        amortization 34.7        1.6      0.9         4.4     1.1      42.7
       Minority
        interest
        and other      --         --       --          --      --        --

     Total
      production
      cost for
      per ounce
      calculations $169.9       $4.0     $4.4       $18.1    $5.8    $202.2

     Equity ounces
      sold (000)    535.3       15.6     17.8        53.8    14.6     637.1
     Equity total
      cash cost
      per ounce
      sold           $254       $153     $201        $248    $310      $251
     Equity total
      production
      cost per
      ounce sold     $323       $260     $253        $338    $396      $323


     Three months ended June 30, 2003

                                        Total
                                Kori    South
                   Yanacocha   Kollo   America   Pajingo  Kalgoorlie  Yandal
     Costs
      applicable
      to sales
      under GAAP    $83.5      $11.2    $94.7       $12.2   $29.7     $45.4
       Minority
        interest    (42.2)      (1.3)   (43.5)         --      --        --
       Reclamation/
        accretion
        expense      (0.9)      (0.7)    (1.6)         --    (0.4)     (0.4)
       Write-down
        inventories    --         --       --          --    (1.0)     (1.7)
       Other          0.1         --      0.1         0.1     0.1      (0.0)

     Total cash cost
      for per ounce
      calculations   40.5        9.2     49.7        12.3    28.4      43.3
       Reclamation/
        accretion
        expense
        and other     0.8        0.7      1.5          --     0.3       0.4
       Depreciation,
        depletion
        and
        amortization 40.4        1.7     42.1         6.9     3.0       7.4
       Minority
        interest
        and other   (16.9)      (0.2)   (17.1)         --      --        --

     Total
      production
      cost for
      per ounce
      calculations  $64.8      $11.4    $76.2       $19.2   $31.7     $51.1

     Equity ounces
      sold (000)    343.7       48.9    392.6        93.8   104.2     141.9
     Equity total
      cash cost
      per ounce
      sold           $118       $188     $127        $132    $272      $305
     Equity total
      production
      cost per
      ounce sold     $189       $233     $194        $204    $304      $360


     Three months ended June 30, 2003

                     NFM      Total    Zarafshan,
                   Tanami   Australia  Uzbekistan  Minahasa  Martha  Ovacik
     Costs
      applicable
      to sales
      under GAAP    $46.7     $134.0     $9.4        $7.7    $7.8      $6.4
       Minority
        interest      0.1        0.1       --          --      --        --
       Reclamation/
        accretion
        expense      (0.5)      (1.3)    (0.1)       (0.2)     --        --
       Write-down
        inventories  (2.1)      (4.8)      --          --    (1.2)       --
       Other          0.4        0.6     (0.1)       (0.5)     --      (0.1)

     Total cash cost
      for per ounce
      calculations   44.6      128.6      9.2         7.0     6.6       6.3
       Reclamation/
        accretion
        expense and
        other         0.1        0.7      0.2         0.2      --       0.1
       Depreciation,
        depletion
        and
        amortization 10.1       27.4      2.9         1.7     2.7       3.8
       Minority
        interest
        and other     0.1        0.1       --        (0.1)     --        --

     Total
      production
      cost for
      per ounce
      calculations  $54.9     $156.8    $12.3        $8.8    $9.3     $10.2

     Equity ounces
      sold (000)    190.7      530.6     61.6        26.4    27.7      51.2
     Equity total
      cash cost
      per ounce
      sold           $232       $242     $150        $267    $237      $123
     Equity total
      production
      cost per
      ounce sold     $286       $295     $199        $333    $339      $198


     Three months ended June 30, 2003

                    Total
                    Other      Total    Golden  Other Non-
                International   Gold    Grove      Gold    Consolidated
    Costs
      applicable
      to sales
      under GAAP    $31.3     $422.6     $9.7        $1.3  $433.6
       Minority
        interest       --      (43.4)      --          --   (43.4)
       Reclamation/
        accretion
        expense      (0.3)      (5.2)      --          --    (5.2)
       Write-down
        inventories  (1.2)      (6.0)    (3.5)         --    (9.5)
       Other         (0.7)      (3.0)    (6.2)       (1.3)  (10.5)

     Total cash cost
      for per ounce
      calculations   29.1      365.0       --          --   365.0
       Reclamation/
        accretion
        expense and
        other         0.5        4.6       --          --     4.6
       Depreciation,
        depletion
        and
        amortization 11.1      123.3      6.7         9.3   139.3
       Minority
        interest
        and other    (0.1)     (17.1)    (6.7)       (9.3)  (33.1)

     Total
      production
      cost for
      per ounce
      calculations  $40.6     $475.8       --          --  $475.8

     Equity ounces
      sold (000)    166.9    1,727.2      n/a         n/a 1,727.2
     Equity total
      cash cost
      per ounce
      sold           $175       $212      n/a         n/a    $212
     Equity total
      production
      cost per
      ounce sold     $243       $277      n/a         n/a    $277


     Three months ended June 30, 2002

                                                                      Total
                                            La     Golden             North
                    Nevada    Mesquite  Herradura  Giant   Holloway  America
     Costs
      applicable
      to sales
      under GAAP   $155.1       $2.1     $2.8       $13.6    $5.1    $178.7
       Minority
        interest       --         --       --          --      --        --
       Reclamation
        expense      (1.4)        --     (0.1)       (0.5)   (0.2)     (2.2)
       Write-down
        inventories  (7.4)        --       --          --      --      (7.4)
       Non-cash
        inventory
        adjustment   (0.7)        --       --          --      --      (0.7)
       Other           --         --       --          --      --        --

     Total cash
      cost for
      per ounce
      calculations  145.6        2.1      2.7        13.1     4.9     168.4
       Reclamation
        expense and
        other         2.1         --      0.1         0.5     0.2       2.9
       Depreciation,
        depletion
        and
        amortization 25.2        1.5      0.7         5.6     1.3      34.3
       Minority
        interest
        and other      --         --       --          --      --        --

     Total production
      cost for
      per ounce
      calculations $172.9       $3.6     $3.5       $19.2    $6.4    $205.6

     Equity ounces
      sold (000)    599.0       12.4     15.2        78.5    23.1     728.2
     Equity total
      cash cost
      per ounce
      sold           $243       $164     $180        $166    $218      $231
     Equity total
      production
      cost per
      ounce sold     $288       $285     $229        $243    $279      $282


     Three months ended June 30, 2002

                                         Total
                                 Kori    South
                   Yanacocha    Kollo   America   Pajingo  Kalgoorlie Yandal
     Costs
      applicable
      to sales
      under GAAP    $69.5      $11.3    $80.8        $7.6   $19.6     $39.0
       Minority
        interest    (34.6)      (1.3)   (35.9)         --      --        --
       Reclamation
        expense      (0.7)      (0.3)    (1.0)       (0.3)   (0.5)     (1.0)
       Write-down
        inventories    --         --       --          --      --      (0.1)
       Non-cash
        inventory
        adjustment     --         --       --        (0.2)   (0.4)      0.2
       Other          0.3         --      0.3        (0.1)     --      (0.3)

     Total cash cost
      for per ounce
      calculations   34.5        9.7     44.2         7.0    18.7      37.8
       Reclamation
        expense
        and other    (0.2)       0.3      0.1         0.4     0.9       0.7
       Depreciation,
        depletion
        and
        amortization 26.2        3.8     30.0         6.4     2.2       9.6
       Minority
        interest
        and other   (11.7)      (0.5)   (12.2)         --      --        --

     Total
      production
      cost for
      per ounce
      calculations  $48.8      $13.3    $62.1       $13.8   $21.8     $48.1

     Equity ounces
      sold (000)    245.4       66.4    311.8        74.4    85.4     166.6
     Equity total
      cash cost
      per ounce
      sold           $141       $146     $142         $95    $219      $227
     Equity total
      production
      cost per
      ounce sold     $199       $199     $199        $186    $256      $288


     Three months ended June 30, 2002

                     NFM      Total    Zarafshan,
                    Tanami  Australia  Uzbekistan  Minahasa  Martha  Ovacik
     Costs
      applicable
      to sales
      under GAAP    $32.3      $98.5     $9.9        $9.0    $3.9      $4.2
       Minority
        interest     (4.7)      (4.7)      --          --      --        --
       Reclamation
        expense      (0.8)      (2.6)      --        (0.3)     --      (0.1)
      Write-down
       inventories     --       (0.1)      --          --      --        --
      Non-cash
       inventory
       adjustment    (0.8)      (1.2)      --          --    (0.4)     (0.3)
      Other            --       (0.4)     0.3        (0.3)   (0.1)     (0.1)

     Total cash cost
      for per ounce
      calculations   26.0       89.5     10.2         8.4     3.4       3.7
       Reclamation
        expense and
        other         1.3        3.3     (0.3)         --     0.4       0.4
       Depreciation,
        depletion
        and
        amortization  9.9       28.1      3.1         3.3     4.5       2.8
       Minority
        interest
        and other    (1.3)      (1.3)      --        (0.2)     --        --

     Total production
      cost for
      per ounce
      calculations  $35.9     $119.6    $13.0       $11.5    $8.3      $6.9

     Equity ounces
      sold (000)    131.2      457.6     71.3        44.0    32.1      31.2
     Equity total
      cash cost
      per ounce
      sold           $199       $196     $142        $193    $104      $120
     Equity total
      production
      cost per
      ounce sold     $274       $261     $182        $265    $256      $220


     Three months ended June 30, 2002

                    Total
                    Other      Total    Golden         Other Non-
                International   Gold    Grove  Kasese     Gold   Consolidated
     Costs
      applicable
      to sales
      under GAAP    $27.0     $385.0     $4.5     $4.1     ($1.5)    $392.1
       Minority
        interest       --      (40.6)      --       --        --      (40.6)
       Reclamation
        expense      (0.4)      (6.2)      --       --        --       (6.2)
       Write-down
        inventories    --       (7.5)    (0.1)      --        --       (7.6)
       Non-cash
        inventory
        adjustment   (0.7)      (2.6)      --       --        --       (2.6)
       Other         (0.2)      (0.3)    (4.4)    (4.1)      1.5       (7.3)

     Total cash cost
      for per ounce
      calculations   25.7      327.8       --       --        --      327.8
       Reclamation
        expense
        and other     0.5        6.8       --       --        --        6.8
       Depreciation,
        depletion
        and
        amortization 13.7      106.1      6.7       --      10.8      123.6
       Minority
        interest
        and other    (0.2)     (13.7)     (6.7)     --     (10.8)     (31.2)

     Total production
      cost for
      per ounce
      calculations  $39.7     $427.0       --       --        --     $427.0

     Equity ounces
      sold (000)    178.6    1,676.2      n/a      n/a       n/a    1,676.2
     Equity total
      cash cost
      per ounce
      sold           $144       $196      n/a      n/a       n/a       $196
     Equity total
      production
      cost per
      ounce sold     $222       $255      n/a      n/a       n/a       $255


     Six months ended June 30, 2003

                                                                      Total
                                           La      Golden             North
                   Nevada    Mesquite  Herradura   Giant   Holloway  America
     Costs
      applicable
      to sales
      under GAAP   $283.8       $5.0     $5.7       $30.4   $10.1    $335.0
       Minority
        interest       --         --       --          --      --        --
       Reclamation/
        accretion
        expense      (3.1)      (0.1)      --        (0.8)   (0.3)     (4.3)
       Write-down
        inventories  (1.0)        --       --          --      --      (1.0)
       Other         (3.1)        --       --          --      --      (3.1)

     Total cash cost
      for per ounce
      calculations  276.6        4.9      5.7        29.6     9.8     326.6
       Reclamation/
        accretion
        expense
        and other     3.1        0.1       --         0.8     0.3       4.3
       Depreciation,
        depletion
        and
        amortization 66.3        2.5      1.7        11.6     2.4      84.5
       Minority
        interest
        and other      --         --       --          --      --        --

     Total
      production
      cost for
      per ounce
      calculations $346.0       $7.5     $7.4       $42.0   $12.5    $415.4

     Equity
      ounces sold
      (000)       1,168.2       30.2     34.4       119.0    32.7   1,384.5
     Equity total
      cash cost
      per ounce
      sold           $239       $163     $166        $249    $301      $238
     Equity total
      production
      cost per
      ounce sold     $299       $250     $218        $353    $382      $302


     Six months ended June 30, 2003

                                        Total
                                Kori    South
                  Yanacocha    Kollo   America   Pajingo  Kalgoorlie  Yandal
    Costs
      applicable
      to sales
      under GAAP   $169.0      $21.8   $190.8       $20.6   $52.1     $85.1
       Minority
        interest    (85.4)      (2.6)   (88.0)         --      --        --
       Reclamation/
        accretion
        expense      (1.7)      (1.1)    (2.8)       (0.1)   (0.8)     (1.1)
       Write-down
        inventories    --         --       --          --    (1.0)     (2.4)
       Other          0.2         --      0.2         0.2     0.1        --

     Total cash cost
      for per ounce
      calculations   82.1       18.1    100.2        20.7    50.4      81.6
       Reclamation/
        accretion
        expense
        and other     1.5        1.1      2.6        (0.1)    0.7       1.1
       Depreciation,
        depletion
        and
        amortization 75.9        3.9     79.8        12.5     4.6      18.0
       Minority
        interest
        and other   (33.1)      (0.5)   (33.6)         --      --        --

     Total production
      cost for
      per ounce
      calculations $126.4      $22.6   $149.0       $33.1   $55.7    $100.7

     Equity ounces
      sold (000)    678.8      100.7    779.5       167.8   193.2     281.2
     Equity total
      cash cost
      per ounce
      sold           $121       $180     $129        $124    $261      $290
     Equity total
      production
      cost per
      ounce sold     $186       $224     $191        $197    $288      $358


     Six months ended June 30, 2003

                     NFM      Total    Zarafshan,
                    Tanami  Australia  Uzbekistan  Minahasa  Martha  Ovacik
     Costs
      applicable
      to sales
      under GAAP    $78.3     $236.1    $18.0       $17.1   $13.9     $10.8
       Minority
        interest     (4.3)      (4.3)      --          --    (0.4)       --
       Reclamation/
        accretion
        expense      (0.4)      (2.4)    (0.2)       (0.3)   (0.1)     (0.1)
       Write-down
        inventories  (2.1)      (5.5)      --        (1.3)   (2.6)       --
       Other          0.2        0.5       --        (1.0)    0.1        --

     Total cash cost
      for per ounce
      calculations   71.7      224.4     17.8        14.5    10.9      10.7
       Reclamation/
        accretion
        expense
        and other     0.2        1.9      0.2         0.3      --       0.1
       Depreciation,
        depletion
        and
        amortization 17.7       52.8      5.5         3.4     4.7       7.2
       Minority
        interest
        and other    (1.0)      (1.0)      --        (0.2)     --        --

     Total production
      cost for
      per ounce
      calculations  $88.6     $278.1    $23.5       $18.0   $15.6     $18.0

     Equity ounces
      sold (000)    296.2      938.4    121.7        58.1    47.3      86.2
     Equity total
      cash cost
      per ounce
      sold           $242       $239     $146        $250    $229      $125
     Equity total
      production
      cost per ounce
      sold           $298       $296     $193        $310    $332      $208


     Six months ended June 30, 2003

                    Total
                    Other      Total     Golden  Other Non-
                International   Gold     Grove      Gold   Consolidated
     Costs
      applicable
      to sales
      under GAAP    $59.8     $821.7    $24.9        $1.4  $848.0
       Minority
        interest     (0.4)     (92.7)      --          --   (92.7)
       Reclamation/
        accretion
        expense      (0.7)     (10.2)      --          --   (10.2)
       Write-down
        inventories  (3.9)     (10.4)    (6.8)         --   (17.2)
       Other         (0.9)      (3.3)   (18.1)       (1.4)  (22.8)

     Total cash cost
      for per ounce
      calculations   53.9      705.1       --          --   705.1
       Reclamation/
        accretion
        expense
        and other     0.6        9.4       --          --     9.4
       Depreciation,
        depletion
        and
        amortization 20.8      237.9     13.8        18.2   269.9
       Minority
        interest
        and other    (0.2)     (34.8)   (13.8)      (18.2)  (66.8)

     Total production
      cost for
      per ounce
      calculations  $75.1     $917.6       --          --  $917.6

     Equity ounces
      sold (000)    313.3    3,415.7      n/a         n/a 3,415.7
     Equity total
      cash cost
      per ounce
      sold           $172       $207      n/a         n/a    $207
     Equity total
      production
      cost per
      ounce sold     $240       $269      n/a         n/a    $269


     Six months ended June 30, 2002

                                                                      Total
                                           La      Golden             North
                   Nevada    Mesquite  Herradura   Giant   Holloway  America
     Costs
      applicable
      to sales
      under GAAP   $309.5       $4.5     $5.7       $27.3   $10.7    $357.7
       Minority
        interest       --         --       --          --      --        --
       Reclamation
        expense      (2.9)        --     (0.1)       (0.8)   (0.3)     (4.1)
       Write-down
        inventories (15.3)        --       --          --      --     (15.3)
       Non-cash
        inventory
        adjustment   (1.5)        --       --          --      --      (1.5)
       Other           --         --       --          --      --        --

     Total cash cost
      for per ounce
      calculations  289.8        4.5      5.6        26.5    10.4     336.8
       Reclamation
        expense
        and other     4.4         --      0.1         0.8     0.3       5.6
       Depreciation,
        depletion
        and
        amortization 52.0        3.0      1.5        10.1     3.1      69.7
       Minority
        interest
        and other      --         --       --          --      --        --

     Total
      production
      cost for
      per ounce
      calculations $346.2       $7.5     $7.2       $37.4   $13.8    $412.1

     Equity ounces
      sold (000)  1,205.1       27.9     30.8       140.8    51.0   1,455.6
     Equity total
      cash cost
      per ounce
      sold           $240       $160     $181        $188    $205      $231
     Equity total
      production
      cost per
      ounce sold     $287       $266     $233        $265    $272      $283


     Six months ended June 30, 2002

                                        Total
                                Kori    South
                  Yanacocha    Kollo   America   Pajingo  Kalgoorlie  Yandal
    Costs
      applicable
      to sales
      under GAAP   $138.7      $22.8   $161.5       $12.8   $30.4     $56.2
       Minority
        interest    (69.6)      (2.7)   (72.3)         --      --        --
       Reclamation
        expense      (1.5)      (0.5)    (2.0)       (0.5)   (0.7)     (1.5)
       Write-down
        inventories    --         --       --          --      --      (0.3)
       Non-cash
        inventory
        adjustment     --         --       --        (0.8)   (2.1)     (0.3)
       Other          0.9         --      0.9        (0.1)     --      (0.3)

     Total cash cost
      for per ounce
      calculations   68.5       19.6     88.1        11.4    27.6      53.8
       Reclamation
        expense
        and other     0.6        0.5      1.1         1.2     2.8       1.7
       Depreciation,
        depletion
        and
        amortization 61.2        6.9     68.1         9.9     3.4      15.8
       Minority
        interest
        and other   (27.9)      (0.9)   (28.8)         --      --        --

     Total
      production
      cost for
      per ounce
      calculations $102.4      $26.1   $128.5       $22.5   $33.8     $71.3

     Equity ounces
      sold (000)    493.5      127.0    620.5       131.4   126.5     253.7
     Equity total
      cash cost
      per ounce
     sold            $139       $154     $142         $88    $217      $212
     Equity total
      production
      cost per
      ounce sold     $208       $205     $207        $171    $268      $281


     Six months ended June 30, 2002

                     NFM      Total    Zarafshan,
                    Tanami  Australia  Uzbekistan  Minahasa  Martha  Ovacik
     Costs
      applicable
      to sales
      under GAAP    $45.1     $144.5    $17.4       $17.3    $6.8      $7.2
       Minority
        interest     (6.4)      (6.4)      --          --      --        --
       Reclamation
        expense      (1.0)      (3.7)    (0.1)       (0.6)   (0.2)     (0.2)
       Write-down
        inventories    --       (0.3)      --          --      --        --
       Non-cash
        inventory
        adjustment   (1.1)      (4.3)      --          --    (0.5)     (0.6)
       Other           --       (0.4)     0.3        (0.5)   (0.1)     (0.1)

     Total cash cost
      for per ounce
      calculations   36.6      129.4     17.6        16.2     6.0       6.3
       Reclamation
        expense
        and other     1.8        7.5     (0.2)         --     0.7       0.8
       Depreciation,
        depletion
        and
        amortization 13.0       42.1      5.4         6.2     6.3       3.5
       Minority
        interest
        and other    (1.8)      (1.8)      --        (0.4)     --        --

     Total production
      cost for
      per ounce
      calculations  $49.6     $177.2    $22.8       $22.0   $13.0     $10.6

     Equity ounces
      sold (000)    184.7      696.3    123.7        85.8    46.6      48.0
     Equity total
      cash cost
      per ounce
      sold           $198       $186     $142        $188    $129      $132
     Equity total
      production
      cost per
      ounce sold     $269       $255     $184        $257    $278      $220


     Six months ended June 30, 2002

                    Total
                    Other      Total    Golden         Other Non-
                International   Gold    Grove   Kasese    Gold   Consolidated
     Costs
      applicable
      to sales
      under GAAP    $48.7     $712.4    $13.1     $6.1    ($0.2)     $731.4
       Minority
        interest       --      (78.7)      --       --       --       (78.7)
       Reclamation
        expense      (1.1)     (10.9)      --       --       --       (10.9)
       Write-down
        inventories    --      (15.6)    (0.3)      --       --       (15.9)
       Non-cash
        inventory
        adjustment   (1.1)      (6.9)      --       --       --        (6.9)
       Other         (0.4)       0.1    (12.8)    (6.1)     0.2       (18.6)

     Total cash cost
      for per ounce
      calculations   46.1      600.4       --       --       --       600.4
       Reclamation
        expense
        and other     1.3       15.5       --       --       --        15.5
       Depreciation,
        depletion
        and
        amortization 21.4      201.3      7.0       --     17.5       225.8
       Minority
        interest
        and other    (0.4)     (31.0)    (7.0)      --    (17.5)      (55.5)

     Total production
      cost for
      per ounce
      calculations  $68.4     $786.2       --       --       --      $786.2

     Equity ounces
      sold (000)    304.1    3,076.5      n/a      n/a      n/a     3,076.5
     Equity total
      cash cost
      per ounce
      sold           $152       $195      n/a      n/a      n/a        $195
     Equity total
      production
      cost per
      ounce sold     $225       $256      n/a      n/a      n/a        $256


     6. Reconciliation of Batu Hijau Costs Applicable to Sales to Equity Net Cash Costs Per Pound

                                  Three months ended      Six months ended
                                       June 30,               June 30,
                                   2003         2002       2003       2002
     Costs applicable to
      sales under GAAP            14,659       28,851    $35,776    $61,347
     Smelting and refining        23,553       24,295     43,799     45,587
     Minority interest           (17,833)     (24,312)   (36,669)   (49,010)
     Reclamation                  (1,236)      (1,061)    (2,334)    (1,908)
     Total cash cost for
      per pound calculation       19,143       27,773     40,572     56,016
     Reclamation                   1,236        1,061      2,334      1,908
     Depreciation, depletion
      and amortization            16,359       16,173     30,493     30,953
     Total production cost
      for per pound calculation   36,738       45,007    $73,399    $88,877

     Equity copper pounds
      sold (000)                  91,195       89,340    161,044    156,940
     Equity net cash
      cost per pound               $0.21        $0.31      $0.25      $0.36
     Equity total production
      cost per pound               $0.40        $0.50      $0.46      $0.57


     7. Reconciliation of Golden Grove Costs Applicable to Sales to Total Copper and Zinc Cash Costs Per Pound

                                   Three months ended June 30,
                                2003                         2002
                      Total    Copper     Zinc     Total    Copper    Zinc
     Costs applicable
      to sales
      under GAAP      $9,689   $2,439    $7,250   $4,371    $4,921    ($347)
     Write-down of
      inventories     (3,542)  (1,552)   (1,990)     (54)      (50)      (4)
     Smelting and
      refining         9,107    2,605     6,502    9,463     1,680    7,783
     Total cash cost
      for per pound
      calculation    $15,254   $3,492   $11,762  $13,780    $6,551   $7,432
     Total pounds
      sold (000)         n/a   16,167    28,715      n/a    14,940   69,382
     Cash cost per
      pound sold         n/a    $0.22     $0.41      n/a     $0.44    $0.11


                                   Six months ended June 30,
                                2003                         2002
                      Total   Copper     Zinc     Total     Copper    Zinc
     Costs applicable
      to sales
      under GAAP     $24,754  $11,443   $13,311  $13,118   $13,465    ($347)
     Write-down of
      inventories     (6,779)  (2,909)   (3,870)    (257)     (253)      (4)
     Smelting and
      refining        16,335    6,245    10,090   11,538     3,755    7,783
     Total cash cost
      for per pound
      calculation    $34,310  $14,779   $19,531  $24,399   $16,967   $7,432

     Total pounds
      sold (000)         n/a   37,456    53,628      n/a    25,075   69,382
     Cash cost per
      pound sold         n/a    $0.39     $0.36      n/a     $0.68    $0.11


    8. Gold Hedge Position - Current Maturity Summary(1) (000 ounces)

                Australian Gold Hedge Books                    Newmont Gold
                                                                Hedge Book

            Gold Put  Gold Forward   Convertible      Sold      Price Capped
             Option      Sales       Put Options   Combination    Contracts
            Contracts  Contracts       & Other     Put Options
                                   Instruments (2)

     Years Ozs   Price  Ozs  Price   Ozs   Price   Ozs   Price   Ozs  Price
                  (3)         (3)           (3)           (3)          (3)
     2003  105   $292   --     --     --     --    --     --     --     --
     2004  203   $292   --     --     --     --    --     --     --     --
     2005  205   $292   --     --     33    $361   --     --     500   $350
     2006  100   $338   --     --     65    $361   --     --     --     --
     2007  20    $397   --     --     65    $361   --     --     --     --
     2008  --     --    --     --     32    $361   --     --    1,000  $384
     2009  --     --    --     --     --     --    --     --     600   $381
     2010  --     --    --     --     --     --    --     --     --     --
     2011  --     --    --     --     --     --    --     --     250   $392
    Total/
     Average
     (1)   633   $303   --     --    195    $361   --     --    2,350  $377

    The mark-to-market value of the Australian gold hedge books was negative $19 million at June 30, 2003. The breakdown of this is as follows:

     *  Newmont Yandal Operations    negative $11 million; and
     *  Other                        negative $8 million

    The following table shows the approximate sensitivities of the US$ mark-to-market value of the Australian gold hedge books to certain market variables as of June 30, 2003 (actual changes in the timing and amount of the following variables may differ from the assumed changes below):


                                                           Change in
                                                     Mark-to-Market Value
            Market Variables     Change in Variable       (millions)

            A$ Interest Rates         +/-1.0%              -/+ $1.3
          US$/A$ Exchange Rates     +/- US$0.01             +/-$6.0
            Gold Lease Rates          +/-1.0%               +/-$2.0
           US$ Interest Rates         +/-1.0%               -/+$0.1
           US$ Gold Price/oz.         +/-$1.00              -/+$1.5

     Notes:
     1. For more detailed descriptions, definitions and explanations, refer to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003.
     2. "Convertible Put Options and Other Instruments" is comprised of indexed forward contracts.
     3. Prices quoted are gross contract prices, which represent the gross cash flow per ounce of each contract. Not included in these prices are the additional cash outflows associated with borrowing gold over the life of the contract where the contracts are floating in nature. The rate at which gold is borrowed is determined over the life of the contract based on the prevailing market gold lease rate for the time period that the borrowing is fixed. The borrowing can be fixed for varying periods over the life of the contract.


     Investor Information

     Corporate Address
     Newmont Mining Corporation
     1700 Lincoln Street
     Denver, CO  80203
     Telephone:    (303) 863-7414
     Facsimile:    (303) 837-5837

     Company Website
     www.newmont.com

     Stock Exchange Listings - Ticker
     New York Stock Exchange     NEM
     Toronto Stock Exchange      NMC
     Australian Stock Exchange   NEM

     NYSE Share Price Performance (Q2)

                  Apr 03     May 03     Jun 03   Q2 2003
     High         $27.74     $30.00     $33.89    $33.89
     Low          $25.15     $27.60     $30.15    $25.15
     Last         $27.02     $29.66     $32.46    $32.46

     Shareholder Information
     Please contact the respective stock transfer agent acting as transfer agent, registrar and dividend disbursing agent for the securities listed below. Information regarding shareholder accounts, dividend payments, stock transfer and related matters for the respective securities should be directed to the transfer agent listed.

     For holders of Newmont Stock (NYSE: NEM)
     Mellon Investor Services,
     LLC85 Challenger Road
     Ridgefield Park, NJ  07660

     Toll free:    (888) 216-8104
     (between 8:00 a.m. and 8:00 p.m. Eastern Time)

     Internet:     www.melloninvestor.com

     For holders of Newmont Exchangeable Shares
     (TSX: NMC)
     Computershare Trust Company of Canada
     100 University Avenue, 9th Floor
     Toronto, Ontario M5J 2Y1
     Canada

     Toll-Free:    (800) 663-9097
     Telephone:    (416) 981-9633
     Internet:     caregistryinfo@computershare.com

     For holders of Newmont CHESS Depository Interests
     (CDIs trading on ASX: NEM)
     National Shareholder Services Pty Limited
     100 Hutt Street, Adelaide 5000
     South Australia
     Australia

     Telephone:    61-8-8232-0003
     Facsimile:    61-8-8232-0072

     The Company's second quarter earnings conference call and web cast presentation is scheduled for Thursday, July 31, 2003 beginning at 1:00 p.m. Eastern Time (11:00 a.m. Mountain Time).

     To participate:
     Dial-In Number:    (630) 395-0078
     Leader:            Russell Ball
     Password:          Newmont

    The conference call will also be simultaneously carried on our web site under Investor Information/Presentations and will be archived there for a limited time.

    Cautionary Statement
    This news release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the safe harbor created by such sections. Such forward-looking statements include, without limitation, (i) estimates of future earnings, and the sensitivity of earnings to the gold and other metals prices; (ii) estimates of future gold and other metals production and sales, (iii) estimates of future cash costs; (iv) estimates of future cash flows, and the sensitivity of cash flows to the gold and other metals prices; (v) statements regarding future debt repayments; (vi) estimates of future and other capital expenditures and tax rates; (vii) estimates of reserves, and statements regarding future exploration results and the replacement of reserves; (viii) statements regarding modifications to the Company's hedge position; (ix) statements regarding anticipated timing results of the voluntary administration process for Yandal; and (x) statements regarding future royalty revenues. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by such forward-looking statements. Such risks include, but are not limited to, gold and other metals price volatility, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, as well as political and operational risks in the countries in which we operate and governmental regulation and judicial outcomes. For a more detailed discussion of such risks and other factors, see the Company's Annual Report on Form 10-K for the year ended December 31, 2002, which is on file with the Securities and Exchange Commission, as well as the Company's other SEC filings. The Company does not undertake any obligation to release publicly any revisions to any "forward-looking statement" to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.


SOURCE  Newmont Mining Corporation
    -0-                             07/31/2003 AA LATH064
    /PRNewswire --July 31/
    /END FIRST AND FINAL ADD/
    /Web site:  http://www.melloninvestor.com /
    /Web site:  http://www.newmont.com /
    (NEM NMC.)

CO:  Newmont Mining Corporation
ST:  Colorado, Ontario
IN:  MNG
SU:  ERN CCA



CM
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